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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 23, 1998
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                        Millennium Pharmaceuticals, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                0-28494                                  04-3177038
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        (Commission File Number)            (I.R.S. Employer Identification No.)

          640 Memorial Drive
             Cambridge, MA                                 02139
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (617) 679-7000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.      OTHER EVENTS.

         On September 23, 1998, Millennium Pharmaceuticals, Inc. issued two press releases announcing that it had entered into an alliance agreement in genomics research with Bayer AG. Copies of such press releases are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2. The Millennium-Bayer Collaboration is subject to Hart Scott Rodino clearance.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.
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         See Exhibit Index attached hereto.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  October 2, 1998                       MILLENNIUM PHARMACEUTICALS, INC.




                                             By: /s/ Mark J. Levin
                                                 -------------------------------
                                                 Mark J. Levin
                                                 Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit
Number                         Description
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 99.1             Press Release dated September 23, 1998.

 99.2             Press Release dated September 23, 1998.